UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2017

ARRIS INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-37672	98-1241619
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive Suwanee, Georgia		30024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 473-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 2, 2016, Broadcom Limited, a limited company organized under the laws of the Republic of Singapore, Broadcom Corporation, a California corporation (“Broadcom”), Brocade Communications Systems, Inc., a Delaware corporation (“Brocade”), and Bobcat Merger Sub, Inc., a Delaware corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (as amended to date, the “Merger Agreement”). On December 18, 2016, Broadcom assigned all of its rights and obligations under the Merger Agreement and transferred all of the issued and outstanding capital stock of Merger Sub to LSI Corporation, a Delaware corporation (“Seller”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Brocade (the “Merger”), with Brocade as the surviving corporation. As a result of the Merger, Brocade will become a direct wholly owned subsidiary of Seller.

On February 22, 2017, ARRIS International plc (the “Company”), Seller and Broadcom, entered into a Stock and Asset Purchase Agreement (the “Agreement”), pursuant to which, upon the terms and subject to the satisfaction or waiver of the conditions in the Agreement, including the consummation of the Merger, ARRIS will acquire the Ruckus Wireless and ICX Switch Business (the “Network Edge Business”) of Brocade (the “Transaction”).

Pursuant to the Agreement, (a) Brocade and its applicable subsidiaries will sell to the Company and/or its applicable subsidiaries (i) the shares or other equity interests of certain subsidiaries of Brocade that conduct the Network Edge Business and (ii) certain assets of the Network Edge Business and (b) the Company and/or its applicable subsidiaries will assume from Brocade and its applicable subsidiaries certain liabilities related to the Network Edge Business. In connection with the Transaction, the Company will pay Seller approximately $800 million in cash, subject to adjustment as provided for in the Agreement. The Transaction is expected to close in the Company’s second quarter ending June 30, 2017.

The Company and Seller have each made customary representations, warranties and covenants in the Agreement, including, among others, covenants to conduct their businesses in the ordinary course between the execution of the Agreement and the consummation of the Transaction. The Transaction is subject to the consummation of the Merger and satisfaction of customary closing conditions, including the consummation of the Merger and obtaining clearance under the Hart-Scott-Rodino Act and from the Committee on Foreign Investment in the United States.

A copy of the Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.

The Agreement has been filed as an exhibit to this Form 8-K to provide you with information regarding the terms of the Agreement and is not intended to modify or supplement any factual disclosures about the parties. In particular, the Agreement and the summary included herein are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the parties. The representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable to shareholders.

Forward-Looking Statements

This report and other communications regarding the Transaction contain forward-looking statements concerning the Transaction, the expected benefits, and the timing of closing. Forward-looking statements generally may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “comfortable,” “trend” and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that proposed acquisition of Brocade by Broadcom will not be completed and the possibility that the proposed acquisition of the Network Edge Business by ARRIS will not be completed, whether as a result of the failure to obtain necessary regulatory approvals, to satisfy any of the other conditions to the transactions or otherwise; adverse effects on the market price of ARRIS shares and on ARRIS’s operating results because of a failure to complete the acquisition; failure of ARRIS to realize the expected benefits of the acquisition; negative effects relating to the announcement of the possible acquisition or any further announcements relating to the acquisition or the consummation of the acquisition on the market price of ARRIS shares; significant transaction costs and/or unknown liabilities; customer reaction to the announcement of the proposed acquisition; possible litigation relating to the acquisition; general economic and business conditions that affect the combined companies following the consummation of the acquisition; commercial acceptance and use of the Shared Spectrum Small Cell market by ARRIS’s customers; changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws or their interpretation or application, regulations, rates and policies; future business acquisitions or disposals; and competitive developments. These factors are not intended to be an all-encompassing list of risks and uncertainties. Additional information regarding these and other factors can be found in ARRIS’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this release could cause ARRIS’s plans with respect to the business acquired from Broadcom, ARRIS’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only as at the date hereof. ARRIS expressly disclaims any obligation to update or correct these forward-looking statements except as required by law.

Item 7.01.	Regulation FD

The joint press release dated February 22, 2017, announcing the Transaction, has been furnished as an exhibit to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Stock and Asset Purchase Agreement, dated February 22, 2017, by and among ARRIS International plc, LSI Corporation, and Broadcom Corporation*

99.1	Joint Press Release dated February 22, 2017

*	Certain exhibits, annexes, and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies thereof to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS INTERNATIONAL PLC

By:	/s/ Patrick W. Macken
Patrick W. Macken Senior Vice President, General Counsel, and Secretary

Date: February 23, 2017

Exhibit Index

Exhibit No.	Description

2.1	Stock and Asset Purchase Agreement, dated February 22, 2017, by and among ARRIS International plc, LSI Corporation, and Broadcom Corporation*

99.1	Joint Press Release dated February 22, 2017

*	Certain exhibits, annexes, and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies thereof to the Securities and Exchange Commission upon request.